UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2004

                               eMagin Corporation
             (Exact name of registrant as specified in its charter)



        Delaware                     000-24757                56-1764501
(State or Other Jurisdiction    (Commission File          (I.R.S. Employer
    of Incorporation)                 Number)           Identification Number)

                2070 Route 52, Hopewell Junction, New York 12533
               (Address of principal executive offices) (zip code)

                                 (845) 838-7900
              (Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS.

Rule 10b5-1 Trading Plan

On May 17, 2004, K.C. Park, President of Virtual Vision, Inc., a wholly owned subsidiary of eMagin Corporation ("eMagin"), entered into a written Sales Plan (the "Plan") relating to future sales of a portion of his shares of eMagin's common stock. eMagin neither consented to, nor ratified the Plan entered into by K.C. Park.

ITEM 7(c). EXHIBITS

Exhibit 99.1 Sales Plan, dated May 17, 2004, between K.C. Park and Best Vest.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EMAGIN CORPORATION





                                   By: /s/ Gary W. Jones
                                       -----------------
                                   Name: Gary W. Jones
                                   Title: President and Chief Executive Officer



Dated: May 28, 2004